UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 1, 2021
Date of Report (date of earliest event reported)

VIRTUS INVESTMENT PARTNERS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-10994		26-3962811
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Financial Plaza	Hartford	CT	06103
(Address of principal executive offices)			(Zip Code)
(800) 248-7971
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRTS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On February 1, 2021, Virtus Partners, Inc. (“Virtus Partners”), a Delaware corporation and a subsidiary of Virtus Investment Partners, Inc. (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Westchester Capital Management, LLC, a Delaware limited liability company (“WCM”) and Westchester Capital Partners, LLC, a Delaware limited liability company (formerly known as Green & Smith Investment Management L.L.C.) (“WCP” and together with WCM, “Westchester”), LPC Westchester, LP, a Delaware limited partnership (“LPC”), MTSWCM Holdings, LLC, a Delaware limited liability company (“MTSWCM”), RDBWCM Holdings, LLC, a Delaware limited liability company (“RDBWCM” and together with MTSWCM and LPC, the “Sellers”), and Individual Equityholders (as defined in the Purchase Agreement”), pursuant to which Virtus Partners (on the terms and subject to the satisfaction or waiver of the closing conditions set forth in the Purchase Agreement) has agreed to acquire 100% of the membership interests of Westchester (the “Transaction”).

The base purchase price (the “Base Purchase Price”) payable by Virtus Partners in cash at the closing is $135,000,000, subject to certain potential adjustments as described below. Prior to the closing, Westchester will seek, among other things, consent from the clients of WCP to the “assignment” of its advisory contracts deemed under the Investment Advisers Act of 1940, as amended, to result from the consummation of the Transaction (“Consents”). The Purchase Agreement provides that the Base Purchase Price will be reduced at the closing (any such reduction, a “Client Consent Reduction”) if Westchester does not obtain Consents representing revenues at least equal to 95% of a baseline revenue amount (the “Base Revenue Run-Rate”). The Base Purchase Price is also subject to a customary working capital and outstanding Westchester indebtedness adjustment mechanism. In addition to the Base Purchase Price, consideration payable to the Sellers includes a retention payment of up to $20,000,000 based upon revenue retention through December 31, 2021 relative to the Base Revenue Run-Rate, and two earnout payments of up to $65,000,000 in the aggregate (the “Earnout Payments”). The full amount of each Earnout Payment is payable to the extent Westchester achieves a compound annual growth rate in revenues of at least 10% for each of the 12-month periods ending on or about the 4th and 5th anniversaries of the closing date (subject to a “catch-up” provision). No additional Earnout Payments will be payable to the extent the compound annual growth rates for the periods noted above are 0% or below. For compound annual growth rates between 0% and 10%, the Earnout Payments will be prorated.

The closing is subject to (i) the receipt of Consents representing revenues that are not less than 80% of the Base Revenue Run Rate, including the relevant Consent of The Merger Fund, WCM’s flagship mutual fund, and (ii) the Individual Equityholders continuing to provide services to WCM as of the closing.

The Purchase Agreement contains customary termination rights for Virtus Partners and Westchester, including in the event the Transaction is not consummated on or before October 1, 2020 (the “Termination Date”). The Purchase Agreement also contains customary representations, warranties, covenants, indemnification and escrow provisions as well as customary closing conditions. The Transaction is expected to close in the second half of 2021.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which the Company intends to file as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2020.

The above description of the Purchase Agreement has been included to provide investors with information regarding the terms of the Purchase Agreement and is not intended to provide any other factual information about the Company, Virtus Partners, Westchester or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Westchester or any of their respective subsidiaries, affiliates or businesses.

Forward-Looking Information
This document contains statements that are, or may be considered to be, forward-looking statements. All statements that are not historical facts, including statements about the Company’s beliefs or expectations, are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by such forward-looking terminology as “expect,” “estimate,” “intent,” “plan,” “intend,” “believe,” “anticipate,” “may,” “will,”

“should,” “could,” “continue,” “project,” “opportunity,” “predict,” “would,” “potential,” “future,” “forecast,” “guarantee,” “assume,” “likely,” “target” or similar statements or variations of such terms.

The Company’s business and its forward-looking statements are based on a series of expectations, assumptions and projections about the Company and the markets in which it operates, are not guarantees of future results or performance, and involve substantial risks and uncertainty including assumptions and projections concerning our assets under management, net asset inflows and outflows, operating cash flows, business plans and ability to borrow, for all future periods. All forward-looking statements are as of the date of this Current Report on Form 8-K only. The Company can give no assurance that such expectations or forward-looking statements will prove to be correct. Actual results may differ materially.

The Company’s business and its forward-looking statements involve substantial known and unknown risks and uncertainties, including those discussed under "Risk Factors" and "Management’s Discussion and Analysis of Financial Condition and Results of Operations" in its 2019 Annual Report on Form 10-K and as supplemented by any subsequent Quarterly Report on Form 10-Q, as well as the following risks and uncertainties resulting from: (i) the on-going effects of the COVID-19 pandemic and associated global economic disruption; (ii) general domestic and global economic, political and pandemic conditions; (iii) any reduction in its assets under management; (iv) withdrawal, renegotiation or termination of investment advisory agreements; (v) damage to its reputation; (vi) failure to comply with investment guidelines or other contractual requirements; (vii) inability to satisfy financial covenants and payments related to its indebtedness; (viii) inability to attract and retain key personnel; (ix) challenges from the competition it faces in its business; (x) adverse regulatory and legal developments; (xi) unfavorable changes in tax laws or limitations; (xii) adverse developments related to unaffiliated subadvisers; (xiii) negative implications of changes in key distribution relationships; (xiv) interruptions in or failure to provide critical technological service by it or third parties; (xv) volatility associated with its common stock; (xvi) adverse civil litigation and government investigations or proceedings; (xvii) risk of loss on its investments; (xviii) inability to make quarterly common stock dividends; (xix) lack of sufficient capital on satisfactory terms; (xx) losses or costs not covered by insurance; (xxi) impairment of goodwill or intangible assets; (xxii) the inability to secure required consents, including from clients of Westchester; (xxxiii) the inability to successfully close the acquisition and integrate the acquired business; (xxiv) the inability to achieve expected acquisition-related benefits, including expected financial benefits and synergies; and other risks and uncertainties. Any occurrence of, or any material adverse change in, one or more risk factors or risks and uncertainties referred to above, in the Company’s 2019 Annual Report on Form 10-K or in any of its our other periodic reports filed with the Securities and Exchange Commission (the "SEC") could materially and adversely affect our operations, financial results, cash flows, prospects and liquidity.

Certain other factors that may impact the Company’s continuing operations, prospects, financial results and liquidity, or that may cause actual results to differ from such forward-looking statements, are discussed or included in the Company’s periodic reports filed with the SEC and are available on our website at www.virtus.com under “Investor Relations.” Statements in this Current Report on Form 8-K should be carefully considered in light of all such factors.

The Company does not undertake or plan to update or revise any such forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date hereof, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If there are any future public statements or disclosures by the Company that modify or affect any of the forward-looking statements contained in or accompanying this Current Report on Form 8-K, such statements or disclosures will be deemed to modify or supersede such statements herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRTUS INVESTMENT PARTNERS, INC.

Dated:	February 5, 2021	By:	/s/ Michael A. Angerthal
		Name:	Michael A. Angerthal
		Title:	Executive Vice President and Chief Financial Officer